EDGAR LOMAX VALUE FUND,
                        A SERIES OF ADVISORS SERIES TRUST

                        SUPPLEMENT DATED JANUARY 12, 2001
                        TO PROSPECTUS DATED MARCH 1, 2000


As of January 2, 2001, The Edgar Lomax Company (Advisor) has agreed to reduce its fees and pay expenses of the Fund for an indefinite period to ensure that actual operating expenses will not exceed 1.23% (previously 1.75%) of the Fund's average net assets.

As a result of the this revised expense limitation, the Expense Example on Page 3 of the Prospectus is amended as follows:

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with, that dividends and distributions are reinvested and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
              ------       -------       -------       --------
               $125          $389          $674         $1,484